                                                                     EXHIBIT 4.2

            FIRST SUPPLEMENTAL INDENTURE, dated as of December 15, 1998, among SPECIAL DEVICES, INCORPORATED, a Delaware corporation (the "Company"), SCOT, INC., a Delaware corporation and a wholly owned subsidiary of the Company ("Scot"), and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee").

            WHEREAS, SDI Acquisition Corp., a Delaware corporation ("SDI Acquisition"), has heretofore executed and delivered to the Trustee an Indenture dated as of December 15, 1998 (the "Indenture"), providing for the issuance of its 11 3/8% Senior Subordinated Notes due 2008, Series A in the principal amount of $100,000,000 (the "Initial Securities") and its 11 3/8% Senior Subordinated Notes due 2008, Series B (the "Exchange Securities" and, together with the Initial Securities, the "Securities"); and

            WHEREAS, SDI Acquisition has merged with and into the Company and, in connection herewith, the Company has assumed by operation of law all of SDI Acquisition's debts, liabilities, duties and obligations, including SDI Acquisition's obligations in respect of the Securities and under the Indenture; and

            WHEREAS, Scot is required pursuant to the Indenture to become a party thereto and to guarantee the obligations of the Company in respect of the Securities and under the Indenture on a senior subordinated basis (the "Guarantee") as the Guarantor; and

            WHEREAS, the Company and Scot desire by this First Supplemental Indenture, pursuant to and as contemplated by Sections 5.01 and 10.01 of the Indenture, to expressly assume the covenants, agreements and undertakings of SDI Acquisition and a Guarantor, respectively, in the Indenture and under the Securities; and

            WHEREAS, the execution and delivery of this First Supplemental Indenture and the notes evidencing the Initial Securities and the Exchange Securities substantially in the form attached hereto as Exhibits A and B, respectively, have been authorized by a resolution of the Board of Directors of the Company; and

            WHEREAS, the execution and delivery of this First Supplemental Indenture and the guarantee evidencing the Guarantee substantially in the form attached hereto in Exhibits A and B, have been authorized by a resolution of the Board of Directors of Scot; and

            WHEREAS, the Company and Scot authorize the Trustee to cancel the 11 3/8% Senior Subordinated Notes due 2008, Series A and the 11 3/8% Senior Subordinated Notes due 2008, Series B of SDI Acquisition and to authenticate $100,000,000 principal amount of 11 3/8% Senior Subordinated Notes due 2008, Series A and 11 3/8% Senior Subordinated Notes due 2008, Series B of the Company, each series as guaranteed by Scot, in replacement thereof; and

            WHEREAS, all conditions and requirements necessary to make each of this First Supplemental Indenture and the Securities a valid, binding and legal instrument in accordance with its terms upon the Company and the Trustee, and each of this First Supplemental Indenture and the Guarantee a valid, binding and legal instrument in accordance with its terms upon Scot and the Trustee, have been performed and fulfilled by the applicable parties hereto and the execution and delivery thereof have been in all respects duly authorized by the applicable parties hereto.

            NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Securities, as follows:

                                   ARTICLE ONE

                            ASSUMPTION OF OBLIGATIONS

      SECTION 1.01.  Assumption of Obligations of SDI Acquisition.

            (a) The Company hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of SDI Acquisition in the Indenture as if the Company had been the original issuer of the Securities and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in each Security outstanding on the date of this First Supplemental Indenture.

            (b) Promptly following the execution and delivery of this First Supplemental Indenture, the Trustee shall, upon the written order of the Company in the form of an Officers' Certificate of the Company, authenticate and deliver Initial Securities substantially in the form of Exhibit A hereto in replacement of the outstanding Initial Securities, and, upon delivery of certificates representing the Initial Notes of SDI Acquisition to the Trustee for cancellation, the Trustee shall cancel such Initial Notes of SDI Acquisition, and the third sentence of Section 2.11 of the Indenture shall not apply to such cancellation.

      SECTION 1.02. Assumption of Obligations of the Guarantor.

            Scot hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of a Guarantor in the Indenture and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking relating to a Guarantor in each Security outstanding on the date of this First Supplemental Indenture.


      SECTION 1.03. Exchange of Outstanding Securities; Exhibits.

            Exhibits A, B, C, D and E of the Indenture are hereby deleted and replaced in their entirety by Exhibits A, B, C, D and E, respectively, hereto.

                                   ARTICLE TWO

                            MISCELLANEOUS PROVISIONS

      SECTION 2.01. Terms Defined.

            For all purposes of this First Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this First Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

      SECTION 2.02. Indenture.

            Except as amended hereby, the Indenture, the Securities and the Guarantee are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

      SECTION 2.03. Governing Law.

            THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      SECTION 2.04. Successors.

            All agreements of the Company and Scot in this First Supplemental Indenture, the Securities and the Guarantee shall bind their respective successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

      SECTION 2.05. Duplicate Originals.

            The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

      SECTION 2.06. Trustee Disclaimer.

            The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and Scot, or for or with respect to (i) the validity of the terms of this First Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and Scot by corporate action or otherwise, (iii) the due execution hereof by the Company and Scot or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.

                                SPECIAL DEVICES, INCORPORATED,
                                   as issuer


                                By:/s/ Keith Oster
                                   ---------------------------------------
                                    Keith Oster, Secretary


                                SCOT, INC.,
                                   as Guarantor


                                By:  /s/John T. Vinke
                                   ---------------------------------------
                                     John T. Vinke, Executive Vice President
                                       and Chief Financial Officer and Assistant
                                       Secretary


                                UNITED STATES TRUST COMPANY OF NEW YORK


                                By:/s/ Gerard F. Ganey
                                   ---------------------------------------
                                    Gerard F. Ganey, Senior Vice President

                                                                       EXHIBIT A

                           [FORM OF SERIES A SECURITY]


            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                          SPECIAL DEVICES, INCORPORATED
                        11 3/8% Senior Subordinated Note
                               due 2008, Series A


                                                            CUSIP No.:[_______]

No. [_________]                                                 $[____________]



            SPECIAL DEVICES, INCORPORATED, a Delaware corporation (the "Company", which term includes any successor), for value received promises to pay to Cede & Co. or registered assigns, the principal sum of [__________] Dollars, on December 15, 2008.

            Interest Payment Dates: June 15 and December 15, commencing on June 15, 1999.

            Interest Record Dates:  June 1 and December 1.

            Reference is made to the further provisions of this Security contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                    SPECIAL DEVICES, INCORPORATED


                                    By: _____________________________________
                                        Name:
                                        Title


                                    By: _____________________________________
                                        Name:
                                        Title


Dated:  [_____________________]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the 11 3/8% Senior Subordinated Notes due 2008, Series A, described in the within-mentioned Indenture.

Dated:  [_____________________]

                             UNITED STATES TRUST COMPANY OF NEW YORK, as
                                     Trustee



                             By:_____________________________________________
                                Authorized Signatory

                              (REVERSE OF SECURITY)


                          SPECIAL DEVICES, INCORPORATED


                        11 3/8% Senior Subordinated Note
                               due 2008, Series A


1.  Interest.

            The Company promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 1998. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing June 15, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            In addition, the Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by this Security.

            The Securities are not entitled to the benefit of any mandatory sinking fund.

2.    Method of Payment.

            The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in United States Legal Tender (as defined in the Indenture referred to below). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such United States Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.    Paying Agent and Registrar.

            Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company may, subject to certain exceptions, act as Registrar.

4.    Indenture.

            The Company issued the Securities under an Indenture, dated as of December 15, 1998 and the First Supplemental Indenture dated as of December 15, 1998 (collectively, the "Indenture"), by and among the Company, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Company designated as its 11 3/8% Senior Subordinated Notes due 2008 issued under the Indenture. The aggregate principal amount of Securities which may be issued under the Indenture is limited (except as otherwise provided in the Indenture) to $150,000,000 in one or more series; provided that the aggregate principal amount of Initial Securities on the Issue Date shall not exceed $100,000,000. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them.

5.    Subordination.

            The Securities are unsecured obligations of the Company and are subordinated in right of payment to all Senior Indebtedness of the Company to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose. The Securities will rank pari passu in right of payment with any future senior subordinated indebtedness of the Company and will rank senior in right of payment to any other subordinated obligations of the Company.

6.    Guarantee.

            The obligations of the Company hereunder are guaranteed on a senior subordinated basis by the Guarantors. The Guarantee by the Guarantors is subordinated in right of payment to all Guarantor Senior Indebtedness of the Guarantors to the same extent that the Securities are subordinated to Senior Indebtedness of the Company.

7.    Optional Redemption.

            The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after December 15, 2003, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on December 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

YEAR                                             PERCENTAGE
----                                             ----------
2003.........................................     105.688%
2004.........................................     104.266%
2005.........................................     102.844%
2006.........................................     101.422%
2007 and thereafter..........................     100.000%


8.    Optional Redemption upon Public Equity Offerings.

            At any time, or from time to time, on or prior to December 15, 2001, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined below) to redeem up to 35% of the sum of (i) the initial aggregate principal amount of Securities issued in the Offering and (ii) the respective initial aggregate principal amounts of Securities issued under the Indenture after the Issue Date, at a redemption price equal to 111.375% of the principal amount thereof plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the sum of (i) the initial aggregate principal amount of Securities issued in the Offering and (ii) the respective initial aggregate principal amounts of Securities issued under the Indenture after the Issue Date remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

            As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

9.    Selection and Notice of Redemption.

            In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed or, if such Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided, however, that no Securities of a principal amount of $1,000 or less shall be redeemed in part; provided, further, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Securities or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to DTC procedures), unless such method is otherwise prohibited. Notice of redemption shall be mailed by first-class mail at least 30 but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address. If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the redemption date, interest will cease to accrue on Securities or portions thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

10.   Change of Control Offer.

            Following the occurrence of a Change of Control, the Company shall, within 30 days, make a Change of Control Offer for all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Change of Control Payment Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

11.   Limitation on Disposition of Assets.

            The Company is, subject to certain conditions, obligated to make a Net Proceeds Offer for Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Net Proceeds Offer Payment Date (subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment Date) with the excess proceeds of certain asset dispositions.

12.   Denominations; Transfer; Exchange.

            The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

13.   Persons Deemed Owners.

            The registered Holder of a Security shall be treated as the owner of it for all purposes.

14.   Unclaimed Funds.

            If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

15.   Legal Defeasance and Covenant Defeasance.

            The Company may be discharged from its obligations under the Indenture and the Securities, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

16.   Amendment; Supplement; Waiver.

            Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

17.   Restrictive Covenants.

            The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates or certain other related persons. The limitations are subject to a number of important qualifications and exceptions. The Company must report quarterly to the Trustee on compliance with such limitations.

18.   Defaults and Remedies.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

19.   Trustee Dealings with Company.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its respective Affiliates as if it were not the Trustee.

20.   No Recourse Against Others.

            No director, officer, employee, stockholder or incorporator of the Company, as such, shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21.   Authentication.

            This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

22.   Abbreviations and Defined Terms.

            Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

23.   CUSIP Numbers.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

24.   Registration Rights.

            Pursuant to the Registration Rights Agreement, the Company will be obligated upon the occurrence of certain events to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for a 11 3/8% Senior Subordinated Note due 2008, Series B, of the Company which has been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

25.   Governing Law.

            The Indenture and the Securities will be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                               [FORM OF GUARANTEE]


                          SENIOR SUBORDINATED GUARANTEE


            The Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

            The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of the Guarantor, to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture.

            This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

            This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

            This Guarantee is subject to release upon the terms set forth in the Indenture.

                                    [_______________________________]



                                    By:______________________________
                                        Name:
                                        Title:

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to
_______________________________________________________________________________

_______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee) and irrevocably appoint________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: ___________________       Signed:____________________________
                                 Signed exactly as name appears on the other side of this Security)

Signature Guarantee:___________________________
      Participant in a recognized Signature Guarantee
      Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [______]Section 4.14 [______]

            If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________

Dated:___________________        Your Signature:_______________________________
                                 (Signed exactly as name appears on the other side of this Security)

Signature Guarantee:

_________________________


                               SIGNATURE GUARANTEE


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                           [FORM OF SERIES B SECURITY]


                          SPECIAL DEVICES, INCORPORATED
                        11 3/8% Senior Subordinated Note
                               due 2008, Series B


                                                             CUSIP No.:[_______]

No. [_________]                                              $[____________]



            SPECIAL DEVICES, INCORPORATED, a Delaware corporation (the "Company", which term includes any successor), for value received promises to pay to Cede & Co. or registered assigns, the principal sum of [__________] Dollars, on December 15, 2008.

            Interest Payment Dates: June 15 and December 15, commencing on June 15, 1999.

            Interest Record Dates:  June 1 and December 1.

            Reference is made to the further provisions of this Security contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                    SPECIAL DEVICES, INCORPORATED


                                    By:________________________________________
                                        Name:
                                        Title


                                    By:________________________________________
                                        Name:
                                        Title


Dated:  [_____________________]

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the 11 3/8% Senior Subordinated Notes due 2008, Series B, described in the within-mentioned Indenture.

Dated:  [_____________________]

                             UNITED STATES TRUST COMPANY OF NEW YORK, as
                                     Trustee



                             By:_______________________________________________
                                Authorized Signatory

                              (REVERSE OF SECURITY)


                          SPECIAL DEVICES, INCORPORATED


                        11 3/8% Senior Subordinated Note
                               due 2008, Series B


1.    Interest.

            The Company promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 1998. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing June 15, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            In addition, the Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by this Security.

            The Securities are not entitled to the benefit of any mandatory sinking fund.

2.    Method of Payment.

            The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in United States Legal Tender (as defined in the Indenture referred to below). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such United States Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.    Paying Agent and Registrar.

            Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company may, subject to certain exceptions, act as Registrar.

4.    Indenture.

            The Company issued the Securities under an Indenture, dated as of December 15, 1998 and the First Supplemental Indenture dated as of December 15, 1998 (collectively, the "Indenture"), by and among the Company, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Company designated as its 11 3/8% Senior Subordinated Notes due 2008 issued under the Indenture. The aggregate principal amount of Securities which may be issued under the Indenture is limited (except as otherwise provided in the Indenture) to $150,000,000 in one or more series; provided that the aggregate principal amount of Initial Securities on the Issue Date shall not exceed $100,000,000. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them.

5.    Subordination.

            The Securities are unsecured obligations of the Company and are subordinated in right of payment to all Senior Indebtedness of the Company to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose. The Securities will rank pari passu in right of payment with any future senior subordinated indebtedness of the Company and will rank senior in right of payment to any other subordinated obligations of the Company.

6.    Guarantee.

            The obligations of the Company hereunder are guaranteed on a senior subordinated basis by the Guarantors. The Guarantee by the Guarantors is subordinated in right of payment to all Guarantor Senior Indebtedness of the Guarantors to the same extent that the Securities are subordinated to Senior Indebtedness of the Company.

7.    Optional Redemption.

            The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after December 15, 2003, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on December 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

YEAR                                             PERCENTAGE
----                                             ----------
2003.........................................     105.688%
2004.........................................     104.266%
2005.........................................     102.844%
2006.........................................     101.422%
2007 and thereafter..........................     100.000%


8. Optional Redemption upon Public Equity Offerings.

            At any time, or from time to time, on or prior to December 15, 2001, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined below) to redeem up to 35% of the sum of (i) the initial aggregate principal amount of Securities issued in the Offering and (ii) the respective initial aggregate principal amounts of Securities issued under the Indenture after the Issue Date, at a redemption price equal to 111.375% of the principal amount thereof plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the sum of (i) the initial aggregate principal amount of Securities issued in the Offering and (ii) the respective initial aggregate principal amounts of Securities issued under the Indenture after the Issue Date remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

            As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

9. Selection and Notice of Redemption.

            In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed or, if such Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided, however, that no Securities of a principal amount of $1,000 or less shall be redeemed in part; provided, further, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Securities or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to DTC procedures), unless such method is otherwise prohibited. Notice of redemption shall be mailed by first-class mail at least 30 but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address. If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the redemption date, interest will cease to accrue on Securities or portions thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

10.   Change of Control Offer.

            Following the occurrence of a Change of Control, the Company shall, within 30 days, make a Change of Control Offer for all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Change of Control Payment Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

11.   Limitation on Disposition of Assets.

            The Company is, subject to certain conditions, obligated to make a Net Proceeds Offer for Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Net Proceeds Offer Payment Date (subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment Date) with the excess proceeds of certain asset dispositions.

12.   Denominations; Transfer; Exchange.

            The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

13.   Persons Deemed Owners.

            The registered Holder of a Security shall be treated as the owner of it for all purposes.

14.   Unclaimed Funds.

            If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

15.   Legal Defeasance and Covenant Defeasance.

            The Company may be discharged from its obligations under the Indenture and the Securities, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

16.   Amendment; Supplement; Waiver.

            Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

17.   Restrictive Covenants.

            The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates or certain other related persons. The limitations are subject to a number of important qualifications and exceptions. The Company must report quarterly to the Trustee on compliance with such limitations.

18.   Defaults and Remedies.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

19.   Trustee Dealings with Company.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its respective Affiliates as if it were not the Trustee.

20.   No Recourse Against Others.

            No director, officer, employee, stockholder or incorporator of the Company, as such, shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21.   Authentication.

            This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

22.   Abbreviations and Defined Terms.

            Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

23. CUSIP Numbers.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

24.   Governing Law.

            The Indenture and the Securities will be governed by, and construed in accordance with, the laws of the State of New York but without giving effect of applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                               [FORM OF GUARANTEE]


                          SENIOR SUBORDINATED GUARANTEE


            The Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

            The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of the Guarantor, to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture.

            This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

            This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

            This Guarantee is subject to release upon the terms set forth in the Indenture.

                                    [_______________________________]



                                    By:______________________________
                                        Name:
                                        Title:

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to
_______________________________________________________________________________

_______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee) and irrevocably appoint _______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________        Signed:____________________________________
                                 Signed exactly as name appears on the other side of this Security)

Signature Guarantee: _____________________________
      Participant in a recognized Signature Guarantee
      Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [______]Section 4.14 [______]

            If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________

Dated:___________________        Your Signature:_______________________________
                                 (Signed exactly as name appears on the other side of this Security)

Signature Guarantee:

_________________________


                               SIGNATURE GUARANTEE


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.